UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2014 (December 2, 2014)

Global Geophysical Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34709 (Commission File Number)	05-0574281 (IRS Employer Identification No.)
13927 South Gessner Road Missouri City, TX (Address of principal executive offices)		77489 (Zip Code)

Registrant's telephone number, including area code:   (713) 972-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

As previously reported, (i) on March 25, 2014, Global Geophysical Services, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division (the “Bankruptcy Court”), and (ii) on September 23, 2014, the Company, on behalf of itself and the other Debtors, filed a Joint Plan of Reorganization (as amended to date, the “Joint Plan of Reorganization”) and accompanying Disclosure Statement (as amended to date, the “Disclosure Statement”) with the Bankruptcy Court.  On December 2, 2014, the Company, on behalf of itself and the other Debtors, filed a Plan Supplement to the Joint Plan of Reorganization (the “Plan Supplement”).

The Company does not as a matter of course make public projections as to future revenues, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates.  However, as previously disclosed in connection with the Joint Plan of Reorganization, the Debtors prepared unaudited financial projections for the balance of the 2014 calendar year, and for 2015 through 2018 (the “Projection Period”), which were included in the Disclosure Statement as originally filed with the Bankruptcy Court on September 23, 2014 (the “September 2014 Projections”).  Subsequently, the Company prepared updated unaudited projections for the Projection Period, primarily to satisfy requests from potential lenders in connection with the Debtors’ exit financing process, which are set forth in Exhibit 99.1 to this Current Report on Form 8-K (the “Updated Projections”).  The Updated Projections account for certain events that occurred subsequent to the Bankruptcy Court’s approval of the Disclosure Statement, include actual results through October 2014 (whereas the September 2014 Projections only included actual results through July 2014) and reflect the projected impact of such developments on the revenues and cash EBITDA of the reorganized Debtors and other non-debtor subsidiaries for the Projection Period as compared to the September 2014 Projections.  The Updated Projections include the (i) Updated Projected Consolidated Balance Sheet of the reorganized Debtors and other non-debtor subsidiaries, (ii) Updated Projected Consolidated Income Statement of the reorganized Debtors and other non-debtor subsidiaries and (iii) Updated Projected Consolidated Statement of Cash Flows of the reorganized Debtors and other non-debtor subsidiaries, in each case for the Projection Period.

The Company prepared the Updated Projections with the assistance of its professional advisors.  The Updated Projections present, to the best of the Company’s knowledge, the reorganized Debtors’ projected financial position, results of operations, and cash flows, as well as projected revenues and cash EBITDA, for the Projection Period and reflect the Debtors’ assumptions and judgments as of November 2014.  The Updated Projections were prepared by the Debtors to present the anticipated impact of the Joint Plan of Reorganization and assume that the Joint Plan of Reorganization will be implemented in accordance with its stated terms.  In addition, the Updated Projections are based on the assumptions that the effective date of the Joint Plan of Reorganization will occur on or about December 31, 2014 and that the Company will conduct its operations in a manner substantially similar to the conduct of its current business.

The  Updated Projections were not prepared with a view toward complying with accounting principles generally accepted in the United States of America (“U.S. GAAP”), the published guidelines of the Securities and Exchange Commission (“SEC”) regarding projections or the guidelines established by the American Institute of Certified Public Accountants for the preparation and presentation of prospective financial information.  No compilation, examination, or any other accounting procedures have been performed with respect to the Updated Projections, nor has any independent public accounting firm expressed any opinion or any other form of assurance on such information or its achievability.  The Updated Projections are based on estimates and assumptions that are inherently subject to significant economic, industry and competitive uncertainties and contingencies, all of which are difficult to predict and many of which are beyond the Company’s control.  The Updated Projections are based on forecasts of key economic variables and may be significantly impacted by, among other factors, changes in the political environment of the countries where the Debtors operate, regulatory changes and/or a variety of other factors, including those factors listed in the Plan, the Disclosure Statement and the Company’s SEC filings.  The Updated Projections are not fact and should not be relied upon as being indicative of current values or future performance, which may be significantly less or more favorable that set forth in the Updated Projections and could differ materially from actual performance and results.

The Updated Projections do not fully reflect the application of fresh start accounting, which, if required pursuant to U.S. GAAP, is not anticipated to have a material impact on the underlying economics of the Joint Plan of Reorganization.  Any formal fresh-start reporting adjustments that may be required in accordance with Statement of Position 90-7 Financial Reporting by Entities in Reorganization under the Bankruptcy Code, including any allocation of the Company’s reorganization value to the Company’s assets in accordance with the procedures specified in Financial Accounting Standards Board Statement 141, will be made after the Company emerges from bankruptcy.

The Updated Projections were prepared primarily for use in connection with obtaining exit financing as contemplated by the Joint Plan of Reorganization, and are subjective in many respects and thus subject to interpretation.  The Updated Projections, while presented with numeric specificity, are necessarily based on a variety of estimates and assumptions which, though considered reasonable by the Company’s management, may not be realized, and are inherently subject to significant business, economic, political, industry, regulatory, legal market and financial uncertainties and contingencies, many of which are beyond the Company’s control.  The Company cautions that no representations can be made as to the accuracy of these Updated Projections or to the Company’s ability to achieve the projected results.  Some assumptions inevitably will not materialize.  Further, events and circumstances occurring subsequent to the date on which these Updated Projections were prepared may be different from those assumed or, alternatively, may have been unanticipated and, thus, the occurrence of these events may affect financial results in a material and possibly adverse manner.

The Updated Projections do not take into account any circumstances or events occurring after the date they were prepared.  Except as may be required in the Chapter 11 cases, the Company does not intend to update or revise any of the Updated Projections to reflect circumstances existing after the date such projections were prepared or to reflect the occurrence of any particular events.  The Updated Projections are forward-looking statements.

The Updated Projections should be read in conjunction with the assumptions, qualifications, and explanations set forth in the Disclosure Statement and the Joint Plan of Reorganization in their entirety, and the historical consolidated financial statements (including the notes and schedules thereto) and other financial information as submitted in the Debtors’ Monthly Operating Reports filed with the Bankruptcy Court.  In addition, readers of this current report on Form 8-K are cautioned not to rely on the Updated Projections and are urged to review the Company’s most recent SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2014, June 30, 2014 and September 30, 2014, for additional information on factors which may cause the Company’s future financial results to materially vary from the Updated Projections.  None of the Updated Projections should be viewed as a representation by the Company or any of its advisors or representatives that the projections or forecasts reflected therein will be achieved.  The furnishing of the Updated Projections in this current report on Form 8-K should not be regarded as an indication that the Company or any other recipient of this information considered, or now considers, this information to be necessarily predictive of actual future results nor construed as financial guidance, and they should not be relied on as such.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be furnished and such information and the Updated Projections shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not otherwise subject to the liabilities of that section, and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

NON-GAAP FINANCIAL MEASURES

This current report on Form 8-K contains certain forward-looking non-GAAP financial measures.  The Company has not provided a reconciliation of the forward-looking non-GAAP financial measures furnished with this current report on Form 8-K to the directly comparable GAAP measures because not all of the information necessary to forecast and quantify the exact amount of the items that would be included in the comparable GAAP financial measures (but are excluded from the non-GAAP financial measures) is available to the Company without unreasonable efforts.

FORWARD-LOOKING STATEMENTS

This current report on Form 8-K and the exhibits hereto (including the Updated Projections) may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Debtors, including the implementation of the Joint Plan of Reorganization, the continuing availability of sufficient borrowing capacity or other financing to fund operations achieving operating efficiencies, existing and future governmental regulations and actions of governmental bodies, industry specific risk factors (as detailed in the Disclosure Statement and the Company’s SEC filings) and other market and competitive conditions.  Readers are cautioned that the forward-looking statements speak as of the date made and are not guarantees of future performance.  Actual results or developments may differ materially from the results or expectations suggested, expressed or implied by these forward-looking statements.  Readers are referred to the documents filed by the Company with the SEC, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this current report on Form 8-K and the exhibit hereto.  The Company disclaims any obligations to update any forward-looking statements.

Item 9.01      Financial Statements and Exhibits

(d)        Exhibits

Exhibit Number	Description

99.1	Updated Projections dated November 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Geophysical Services, Inc.

Dated: December 4, 2014	/s/ Sean M. Gore
Sean M. Gore
Senior Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Updated Projections dated November 2014.